Exhibit 24.01

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group, Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 27, 1998.


                                        /s/ Judith Arron
                                        -----------------------
                                        Judith Arron

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Kenneth J. Bialkin
                                               ----------------------
                                               Kenneth J. Bialkin

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Edward H. Budd
                                               ----------------------
                                               Edward H. Budd

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Joseph A. Califano, Jr.
                                               ---------------------------
                                               Joseph A. Califano, Jr.

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Douglas D. Danforth
                                               -----------------------
                                               Douglas D. Danforth

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Leslie B. Disharoon
                                               -----------------------
                                               Leslie B. Disharoon

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 27, 1998.


                                               /s/ Gerald R. Ford
                                               -----------------------
                                               Gerald R. Ford

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Thomas W. Jones
                                               -----------------------
                                               Thomas W. Jones

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Ann D. Jordan
                                               -----------------------
                                               Ann D. Jordan

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of March 23, 1998.


                                               /s/ Robert I. Lipp
                                               -----------------------
                                               Robert I. Lipp

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Michael T. Masin
                                               -----------------------
                                               Michael T. Masin

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Deryck C. Maughan
                                               -----------------------
                                               Deryck C. Maughan

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Andrall E. Pearson
                                               -----------------------
                                               Andrall E. Pearson

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Frank J. Tasco
                                               -----------------------
                                               Frank J. Tasco

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Linda J. Wachner
                                               -----------------------
                                               Linda J. Wachner

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Joseph R. Wright, Jr.
                                               -------------------------
                                               Joseph R. Wright, Jr.

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1997, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have subscribed these presents as of January 28, 1998.


                                               /s/ Arthur Zankel
                                               -----------------------
                                               Arthur Zankel